Exhibit 99.2
Innuity, Inc. Investor Presentation - May 2008

Forward-Looking Statement Some statements in this presentation are "forward- looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1942 as amended (the "Exchange Act"), and are subject to certain risks and uncertainties, including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the Internet as a business tool for small businesses, and those included in our annual report on Form 10-K, as well as other documents we periodically file with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements.

Innuity is A leading Software as a Service (SAAS) provider to the small business market $6.5 million in 2007 Revenues 39,000+ customers $4.7 Billion Processed in 2007 Key services provided Website Services Online Advertising Services Merchant Processing Services Closed sale of Jadeon business for $7.0 Million on 5/02/08 Headquartered in Kirkland, WA with office in Orem, UT and Los Angeles, CA

Innuity Leadership Team John Wall - CEO Founder & CEO of Wall Data (WALL). $150M, Publicly-held Enterprise Software Company John Dennis - President Founder & CEO, predecessor Innuity company Founder & President, Dial-Net, acquired by WorldCom Linden Barney - CFO Former VP Finance, Innuity Corporate Controller, Sento Corporation (SNTO) KPMG audit practice Marvin Mall - COO Innuity founding team Vice President Development, Wall Data

Current Marketing Disconnect Local Businesses Local Customers 74% of U.S. consumers use the Internet as a source when shopping for local goods & services Less than 10% of advertising is spent online (Kelsey) Half of all small businesses do not have a website.

Market Opportunity Interactive Advertising revenue is expected to grow from $45 Billion in 2007 to $147 Billion in 2012. Local Search revenues will grow from $2.1 Billion to $6.6 Billion in this same timeframe Source - Kelsey Group Feb 2008 Offline Online 0.93 0.07 Offline 93% Online 7% Offline Online 0.79 0.21 Offline 79% Online 21% 2012 Advertising Spend 2007 Advertising Spend

Promotion Division Services Sponsored Search Natural Search Local Search Websites LeadConnect YPGuides Search Engine Optimization Pay-per-click Management Business sites Ecommerce sites Domain services Visit or call business

Market Opportunity Checks Debit Card Credit Card ACH Elec. Benefit Trans. 0.46 0.19 0.23 0.11 0.01 Checks Debit Card Credit Card ACH Elec. Benefit Trans. 0.33 0.27 0.23 0.16 0.01 2003 Non-Cash Payments 2006 Non-Cash Payments 46% 19% 23% 11% 1% 33% 27% 23% 16% 1% Continued shift away from checks in consumer payment behavior Highest growth rates in debit card and ACH (automatic check processing) EBT Checks Checks Debit Card Debit Card Credit Card Credit Card ACH ACH EBT Source - Dec 2007 Federal Reserve Payments Study

Commerce Division Services Credit/Debit Card Check Gift/Loyalty Card Wired terminal processing Check Processing (ACH) Virtual Terminal Wired Processing Retail Merchant Accounts Credit Card Debit Card Check Processing Electronic check processing ACH Conversion of physical checks Virtual Terminal Wireless credit / debit processing Ecommerce processing Pay by phone / wireless processing Recurring customer billing

Goal of Innuity's Integrated Services With Innuity... Customers can find me quickly I process my orders easily I manage my business well And, my business is growing

How we will grow our business Private Label Partnerships Leverage market-leading brands Develop additional partnerships Reseller Channel Expand base of ISO resellers Develop restaurant / hospitality channel Direct Sales Model Partner with local Chamber of Commerce Lead with YPGuides advertising offer Consult with small business to expand relationship to include other online advertising or merchant processing services

Sold Jadeon business for $7.0 M Retired $1M of remaining secured debt Took in $2M of Debt financing Retired $1.2M CitySearch Liability for $623k Retired $600,000 credit line 2007-08 Financial Restructuring Q2 '07 Q3 '07 Reported 1st positive Adjusted EBITDA Quarter Reported 2nd positive Adjusted EBITDA Quarter Retired $1M of Debt through the sale of Vista.com domain Q4 '07 Q2 '08 Positive working capital +$6 M improvement in balance sheet High gross margin business Now able to focus on sales: Direct team Grow strategic partners Expand reseller channels

Operational Impact of Jadeon Sale Continuing Jadeon Operations Revenue $16 M $6.5 M Gross margin 4.5M 4.8M Operating Expense 4.1M 7.1M Net Income (loss) 0.4M (3.0)M Adj. EBITDA 1.0M (0.01)M FYE 2007

Innuity's Revenue Growth 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions 2003 2004 2005 2006 2007 Organic Growth 1.19 2.28 5.14 6.35 6.49 Acquisition Growth 0.48 1.87 0.6 0 0 $1.7 M $4.1 M $5.7 M $6.39 M $6.49 M

Innuity's Revenue By Quarter 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions Q1 Q2 Q3 Q4 2006 1.593 1.658 1.615 1.487 2007 1.284 1.185 1.55 2.471 2008 1.2

Innuity's Cash Positive Operations 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions Q1 Q2 Q3 Q4 2006 -1.036 -1.141 -0.833 -1.246 2007 -0.803 -0.03 -0.04 0.802 2008 -0.485 Q1 Q2 Q3 Q4 *Q2 2007: Includes a one-time gain from the settlement of debt ($577k)

Innuity's Capitalization Preferred Stock None Common Stock Authorized 200,000,000 Issued & Outstanding 26,458,000 Options Granted 3,394,000 Warrants Granted 129,000 Convertible Securities 345,000 Fully Diluted Shares 30,326,000 Inside Ownership Common Stock 10,448,000 Options, Warrants, Convertibles 1,891,000 Float 16,010,000 Innuity Capitalization Chart

Innuity's Comparables Company Symbol Shares Iss/Out. Current Stock Price Current Market Cap Current Qtr. Annunalized Revenue Annualized Rev/Share Stock Price as a Multiple of Rev. Innuity INNU 26.5M $0.29 $7.7M $6.5M $0.25 1.2 Smart Online SOLN 18.2M $2.50 $45.5M $4.9M $0.27 9.2 Website Pros WSPI 27.6M $8.74 $241.3M $97.0M $3.51 2.5 Marchex MCHX 40.6M $12.50 $507.5M $142.2M $3.50 3.6 Local.com LOCM 14.2M $4.50 $63.9M $25.5M $1.79 2.5

Innuity, Inc. Investor Presentation - May 2008